UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 12, 2024 (March 7, 2024)

Date of Report (Date of earliest event reported)

Reaves Utility Income Fund

(Exact name of registrant as specified in its charter)

Delaware	811-21432	20-0223928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, Suite 1850 Denver, CO	80290
(Address of principal executive offices)	(Zip Code)

800-644-5571
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	UTG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 – Changes in Registrant’s Certifying Accountant.

On March 7, 2024, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of Reaves Utility Income Fund (the "Fund"), and the Board each voted to select Cohen & Company Ltd. (“Cohen”) as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2024.  During the two most recent fiscal years ending October 31, 2022 and 2023, and the subsequent interim period through March 7, 2024, neither the Fund nor anyone on its behalf consulted with Cohen regarding (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Fund’s financial statements, and neither a written report nor oral advice was provided that Cohen concluded was an important factor considered by the Fund in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are defined in Items 304(a)(1)(iv) and 304(a)(1)(v), respectively, of Regulation S-K.

In connection with the Fund’s engagement of Cohen, the Fund’s previous independent registered public accounting firm, Deloitte & Touche LLP ("Deloitte"), was not reengaged for the upcoming fiscal year-ending October 31, 2024. The reports of Deloitte on the Fund’s financial statements as of and for the fiscal years ended October 31, 2022 and 2023 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended October 31, 2022 and 2023, and the subsequent interim period through March 7, 2024, there were no disagreements between the Fund and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in their reports on the financial statements for such years. During the same periods, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, on March 11, 2024, the Fund provided Deloitte with a copy of this Current Report on Form 8-K prior to filing this report with the Securities and Exchange Commission (the “SEC”). The Fund has requested that Deloitte furnish a letter addressed to the SEC stating whether it agrees with the statements made herein, and if not, stating the respects in which it does not agree. A copy of such letter, dated March 12, 2024, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter from Deloitte & Touche LLP dated March 12, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2024	By:	/s/ Joseph Rhame III
Joseph Rhame III
President